HOTELSATHOME

WORLDWIDE

Affinity Media International Corp. (OTCBB:AFMI)

Proposed Transaction for Shareholder Approval

July 2007

Safe Harbor Statement

The attached presentation was filed with the Securities and Exchange Commission ("SEC") as part of the Form 8-K filed by Affinity Media Acquisition Corporation ("Affinity Media") on July 25, 2007. Affinity Media is holding presentations for its stockholders, as well as other persons who might be interested in purchasing Affinity Media's securities, regarding its purchase of Hotels At Home. A copy of the complete presentation is available at the SEC's website (http://www.sec.gov).

Affinity Media and Hotels at Home, and their respective directors, executive officers, affiliates may be deemed to be participants in the solicitation of proxies for the special meeting of Affinity Media's stockholders to be held to approve this transaction. Information with respect to the directors and officers of Affinity Media can be found in Affinity Media's annual report or form 10K filed with the SEC on April 12, 2007. Information about the officeholders and directors of Hotels at Home will be included in the preliminary proxy statement and definitive proxy statement to be filed by Affinity Media in connection with the proposed merger. Stockholders of Affinity Media and other interested persons are advised to read, when available, Affinity Media's proxy statement in connection with Affinity Media's solicitation of proxies for the special meeting to approve the acquisition because this proxy statement will contain important information. Such persons can also read Affinity Media's final prospectus, dated June 6th, 2006, as well as periodic reports filed with the SEC, for more information about Affinity Media, its officers and directors, and their interests in the successful consummation of this business combination. Information about the directors and officers of Hotels At Home as well as updated information about the directors and officers of Affinity Media will be included in the definitive proxy statement. The directors and officers of Affinity Media have interests in the merger, some of which may differ from, or may be in addition to those of the respective stockholders of Affinity Media generally. The definitive proxy statement will be mailed to stockholders as of a record date to be established for the purpose of convening a special meeting to vote on this transaction. Stockholders and other interested persons will also be able to obtain a copy of the definitive proxy statement, the final prospectus and other periodic reports filed with the SEC, without charge, by visiting the SEC's website at (http://www.sec.gov).

Maxim Group LLC, the managing underwriter of Affinity Media's initial public offering ("IPO") consummated in June 2006, is assisting Affinity Media in its efforts and will receive approximately $783,750, the deferred portion of its underwriting discount from the IPO, as well as approximately $300,000 in cash and stock in financial advisory fees upon consummation of the merger.

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Safe Harbor Statement

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Affinity Media, Hotels At Home and their combined business after completion of the proposed transaction. Forward-looking statements are based largely on expectations and projections about future events and future trends and are subject to numerous assumptions, risks and uncertainties, which change over time. Affinity Media's actual results could differ materially from those anticipated in forward-looking statements and you should not place any undue reliance on such forward-looking statements. Factors that could cause actual performance to differ from these forward-looking statements include the risks and uncertainties disclosed in Affinity Media's filings with the SEC. Affinity Media's filings with the SEC are accessible on the SEC's website at (http://www.sec.gov).

Forward-looking statements speak only as of the date they are made, and neither Affinity Media or Hotels at Home assures any obligation to update, amend or clarify any forward looking statements to reflect events, new information or circumstances occurring after the date heading. In particular, the anticipated timing and benefits of the consummation of the merger is uncertain and could be affected by many factors, including, without limitation, the following: the scope and timing of SEC and other regulatory agency review, Hotels At Home's ability to compete in real estate and hospitality markets where it conducts business; Hotels At Home's ability to obtain necessary permits and approvals for the development of its lands; the availability of capital to Hotels At Home and its ability to effect growth strategies successfully; Hotels At Home's ability to pay principal and interest on its current and future debts; increases in interest rates and availability of mortgage financing; natural disasters; and changes in general economic, real estate and financial market conditions.

All financial information is based upon the financial statements of HAH as a privately held S Corp. and therefore certain adjustments may be required to reflect an estimated corporate tax rate of 39% and other adjustments in order to comply with SEC financial reporting obligations and standards. Prior to filing of the definitive proxy statement by Affinity, the financial statements of HAH shall be re-audited by a PCAOB auditing firm and prepared in accordance with SEC regulations. Accordingly, such information and data will be adjusted and presented differently in Affinity's proxy statement to solicit stockholder approval of the acquisition.

This presentation contains disclosures of EBITDA for certain periods, which may be deemed to be non–GAAP financial measures within the meaning of Regulation G promulgated by the SEC. Management of Affinity Media believes that EBITDA, or earnings before interest, taxes, depreciation and amortization are appropriate measures of evaluating operating performance and liquidity, because it reflects the ability of Hotels At Home to meet capital expenditures and working capital requirements and otherwise meet its requirements as they become due. The disclosure of EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA should be considered in addition to, and not as a substitute for, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles.

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Affinity Media ("AFMI") - Overview

- Special Purpose Acquisition Company (SPAC) raised $18.975M via June 2006 IPO
  - AFMI management made an equity investment of $1.5M before IPO
  - $6.00 Unit – 1 common & 2 warrants (OTCBB as AFMI as AFMIW)
  - As of June 30, 2007, $18.975M held in escrow - $6.00 per share for IPO shareholders
    - Shares outstanding: 4.2M
    - Warrants outstanding: 6.825M exercisable at $5.00 per share after completion of business combination, expiring in June 2010

- On July 24, 2007, Affinity Media entered into a definitive agreement to acquire Hotels at Home ("HAH") for a purchase price of $36M
  - $20M newly issued AFMI common shares – implied value of $5.70 per share
  - $16M in cash to HAH management

  - AFMI management shares subject to 3 year lockup from date of IPO
  - HAH management shares subject to 1 year lockup
  - Post merger ownership: AFMI - 55% / HAH - 45%
  - Expected close in Q4-07 and subsequent listing on NASDAQ

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Transaction Highlights

- Industry pioneer and dominant publisher of in-room retail catalogues and branded websites for luxury hotels and resorts worldwide

- Partnerships with leading hotel chains including:
  - Westin, Hilton, Waldorf Astoria and Fairmont
  - Catalogues distributed by hotels in over 400,000 rooms
  - Manages entire retail program with "five star concierge service"

- Successful and dynamic growth strategy
  - Continued expansion with hotel partners in U.S. and overseas
  - New expansion to gaming properties, cruise lines and guest reward programs
  - Platform for growth via acquisitions

- Strong financial performance
  - Revenues grew from $16.2M in 2005 to $20.8M in 2006 – and 2007E of $25.2M
  - Adjusted EBITDA (1) grew from $2.1M in 2005 to $3.3M in 2006 – and 2007E of $4.0M

- Attractive post merger valuation for investors
  - 2006 EV/EBITDA discount – 30.3% vs. peer group
  - 2007E EV/EBITDA discount – 34.8% vs. peer group

- Highly experienced management team
  - Over 100 yrs of combined publishing, sales, marketing & e-commerce experience

(1) Adjusted EBITDA – adjusted for extraordinary income and expenses that will not be continuing after deal closes, $279K in 2005, $257K in 2006 and 2007E of $115K

Company Overview

Hotels at Home (HAH) - Overview

- Leading independent provider of retail programs to the world's premier hotels
  - Enabling the worlds top hotel brands to directly market products to their guests through published in-room catalogues and hotel branded websites

- Customer acquisition
  - Published catalogues and turn down cards in guestrooms
  - Through customized online retail presence created for each hotel brand

- How the retail program works
  - Hotel guests
  - Inventory
  - Marketing and brand benefits

Hotels at Home
In-Room Catalogues


Shutters
BEACH STYLE


SO
BOUTIQUE


THE WALDORF COLLECTION

Leading Brand Partners

- 41 partners have approximately 2,400 properties and over 870,000 rooms
  - HAH is currently in over 400,000 rooms worldwide

Selected Hotel Partners

The Waldorf-Astoria, A Hilton Hotel
Westin Hotels & Resorts
Sheraton Hotels & Resorts
Crowne Plaza Hotels & Resorts
Sofitel Hotels & Resorts
DoubleTree Hotel
Borgata Hotel Casino & Spa Atlantic City
Four Points by Sheraton
Hampton Inn
Fairmont Hotels & Resorts
Noble House Hotels and Resorts
Wyndham Hotels & Resorts
Kimpton
Homewood Suites Hilton
Pinnacle Entertainment
Peabody Hotel Group
Hilton

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Product Offerings














white tea



- Unique product offerings – *available exclusively through HAH*
  - Products include: Beds, pillows, bedding, towels, robes, artwork, toiletries, linens and other specialty items
    - Backed by its partners' powerful brand names and exclusive availability
    - Hotel guests "try before they buy", experiencing products during their stays

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Web Domains

Hilton Hotel Group


Hilton
THE HILTON COLLECTION
WHAT'S OURS IS YOURS...

Sheraton Hotel & Resorts


Sheraton
Belong
Beds
Bedding
Pillows
Bath
Pets

Westin Hotel & Resorts


westin
bed
bath
dog
gift
Renew, refresh, rejuvenate

- Representative sample of hotel branded websites
  - www.westin.com/store
  - www.fourpoints-hotelsathome.com
  - www.sheraton-hotelsathome.com
  - www.soboutique-hotelsathome.com
  - www.larkspur.hotelsathome.com
  - www.hilton-hotelsathome.com
  - www.shopborgata.com
  - www.korhotels.hotelsathome.com
  - www.distinctlywaldorf.com
  - www.wyndham-hotelsathome.com
  - www.thebenjamin-hotelsathome.com
  - www.affinia.hotelsathome.com
  - www.shuttersbeachstyle.com

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Company Milestones

1999	• Westin's "Heavenly Bed" fuels the emergence of hotel retail programs
2000	• Company begins operations as Hotel At Home, Inc. • Westin's Heavenly Bed program launches
2002	• Commences collateral and website development in-house
2003	• Company begins to experience dynamic sales growth
2004	• Established subsidiary in Paris, France to develop Sofitel business
2005	• Established distribution center in Toronto for Westin, Canada; launched website • Launched the Hilton and Doubletree retail program
2006	• Launched Nordstrom retail program for Westin • Launched Hampton Inn and Westin Europe programs
2007	• Launched Kimpton Hotels, Borgata Casinos, and Shutters Hotel • Signed with Fairmont and Pinnacle Entertainment

Marketing Value For Hotel Partners

- HAH programs enable hotel partners to:
  - Build brand loyalty
  - Drive repeat hotel visits
  - Generate revenues

→ At no additional cost to our partners



Growth Opportunities

- Expansion of existing hotel partners
  - For example, Hampton Inns intends to expand by 127 hotel properties in 2007 (1)
- Expansion within current multi-brand partners, such as:

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.	HILTON	ACCOR
Westin	**Waldorf**	**Sofitel**
Sheraton	**Doubletree**	**Novotel**
Four Points	**Hilton**	Mercure
Le Meridien	**Hampton Inn**	Suitehotel
Luxury Collection	**Homewood Suites**	Ibis
St. Regis	Hilton International	
Element	Embassy Suites	
Aloft	Hilton Garden Inn	

- Expansion into new hotel partners – similar to those added recently
  - Fairmont Hotels
  - Pinnacle Entertainment
  - Homewood Suites
- Future areas of growth
  - International expansion
  - Cruise lines
  - Casinos
  - Guest point redemption programs

(1) Hilton Hotels Corp. SEC 10K Filing (2/28/2007)

Competitive Advantage

- Summary of HAH
  - First mover advantage benefiting from high barriers to entry
  - Industry leader with critical mass of partners
  - Management and operating infrastructure in place to manage future growth
  - Significant growth prospects through domestic & international expansion
  - New areas of opportunity such as rewards point redemption program





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Strengths of HAH

Compelling Investment Opportunity

- Higher ROI relative to most catalogue publishing / direct marketing firms
- Does not require additional working capital to finance growth
- Strong and experienced management team
- Potential for growth through acquisition opportunities



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Higher ROI

- Catalogue publishers / Direct marketers have 2 primary expenses which HAH does not:
  - Identifying and reaching targeted customers
    - HAH distributes catalogues at low cost, and only to potential buyers who have sampled the merchandise in a comfortable environment
    - Very limited returns - buyers have already tested the merchandise
  - Excessive inventory
    - HAH utilizes partners buying power and pays bulk prices for small quantities
    - HAH maintains only 60 days of inventory; suffers from almost no excess
- HAH shares profits with its partners – reducing significantly the risk of losses.

No Additional Working Capital

- HAH is cash flow positive
  - Is paid by credit card
  - Pays manufacturers on terms

- As HAH grows it enjoys several advantages including:
  - An increasing cash float
  - Incurring almost no bad debt
  - Very few customer returns
  - No additional working capital required





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Strong Management

- **Michael Ware – Chief Executive Officer & President**
  - Co-founded Hotels at Home
  - 30 years of marketing and selling to the lodging industry
  - Founded Essential Amenities
  - Former Vice President of Sales for Twincraft Soap, Inc.
  - Former National Sales Manager for Procter & Gamble subsidiary

- **Robin Ware - Chief Operating Officer**
  - Co-founded Hotels at Home
  - 21 years of marketing and selling to the lodging industry
  - Co-founded Essential Amenities, Inc.
  - Expert in operations and logistics

- **Ray Romano, CPA – Chief Financial Officer**
  - 29 years of marketing and selling to the lodging industry
  - Former Principal of Lodging Concept, Inc.
  - Former CEO of Transpirator Technologies Inc.
  - Co-founder, and former CFO of NYSE listed Guest Supply Inc., sold to Sysco Foods, a division of Sysco Corp. (NYSE:SYY) for $189M in 2001

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Strong Management

- **Peter Engel - Chairman**
  - Co-founded AFMI and served as Chairman & CEO
  - 40 years experience in publishing, consumer goods marketing, and M&A
  - Founded American Consulting Corp. (IPO 1987)
  - Former Group Vice President for Colgate Palmolive
- **Howard Cohl – Executive Vice President**
  - Co-founded AFMI and served as President
  - 17 years publishing, branded marketing & business development experience
  - Former President of Silverback Books
- **Michael Arthur - Advisor**
  - Co-founding member AFMI and served as board member
  - Audit Committee of Einstein Noah Restaurant Group (NASDAQ:BAGL)
  - Former CEO of California Fed Bank
  - Was an advisor in Yum Brands acquisition of Long John Silver and A&W
- **Marc Jaffe - Advisor**
  - Co-founding member AFMI and served as board member
  - President of Pixfusion
  - Former Senior Vice President of Rodale Books
  - Former Executive Vice President of Franklin Electronic Publishers

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Acquisition Strategy

- There are numerous opportunities for partnering with companies that have businesses complimentary to HAH:
  - Traditional catalogue publishers, direct marketers, and/or web publishers
    - HAH has expertise
    - Cross-promotional opportunities
  - Suppliers of products hotels can use and/or re-sell
    - Amenities
    - Best selling products
  - Suppliers of services hotels need
    - Room re-furbishing
    - Marketing
    - Travel packaging

Acquisition Strategy – Buying "Currency"

- AFMI will likely attract desirable acquisition targets
  - Publicly traded stock
  - Solid HAH track record
  - Debt-free HAH balance sheet
  - HAH is cash flow positive

- AFMI likely to enjoy unique investors relations opportunities
  - Affluent travelers stay at HAH client hotels, and will be continuously reminded of the company's existence via the in-room published catalogs







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Significant Value Creation

- Valuation of combined entity is at a significant discount to the market – leaving considerable upside potential

Affinity / Hotels at Home Combined Valuation (in millions of USD - except for share amount & price)	
New Shares Issued	3.51
Basic Affinity Media Common Shares Outstanding (1)	4.16
Combined Basic Common Shares Outstanding	7.67
Affinity Media Share Price	$5.70
Value of Total Common Shares	$43.73
Long Term Debt	$0.00
Combined Cash (2)	$4.10
Enterprise Value	$39.63

Transaction Multiples				
Enterprise Value / EBITDA	Hotels at Home	Peer Group	Discount	Arbitrage
EV/EBITDA 2006	12.0x	17.3x	30.3%	43.6%
EV/EBITDA 2007E	9.9x	15.2x	34.8%	53.3%

All financial information is based upon the financial statements of HAH as a privately held S Corp. and therefore certain adjustments may be required to reflect an estimated corporate tax rate of 39% and other adjustments in order to comply with SEC financial reporting obligations and standards. Prior to filing of the definitive proxy statement by Affinity, the financial statements of HAH shall be re-audited by a PCAOB auditing firm and prepared in accordance with SEC regulations. Accordingly, such information and data may be adjusted and presented differently in Affinity's proxy statement to solicit stockholder approval of the acquisition.

(1) Does not take into account the approximately 6.8M warrants outstanding exercisable at $5.00
(2) Combined cash assumes that all investors will approve the proposed transaction with HAH

Catalogue Publishing / Direct Marketing Peer Group

- Affinity / HAH's public company comparable peer group set is defined as those in the Catalogue Publishing/Direct Marketing Industry

Comparable Public Company Analysis: (Catalogue Publishing / Direct Marketing) (1)

($ in millions, except per share data)

Company Name	Symbol	Stock Price	Market Cap.	TEV / EBITDA 2006	TEV / EBITDA 2007E	TEV / EBITDA 2008E
Catalogue Publishing / Direct Marketing						
MSC Industrial Direct Co. Inc.	MSM	$54.0	$3,622.8	15.1x	11.7x	10.6x
GSI Commerce Inc.	GSIC	$23.4	$1,098.9	27.1x	19.4x	13.9x
ValueVision Media Inc.	VVTV	$11.1	$429.1	20.9x	18.3x	11.8x
Gaiam Inc.	GAIA	$16.5	$419.1	24.3x	17.5x	10.4x
PC Connection Inc.	PCCC	$12.8	$354.3	9.9x	NA	NA
PetMed Express Inc.	PETS	$13.8	$327.6	12.5x	10.5x	9.8x
dELiA*s, Inc.	DLIA	$7.3	$227.3	16.1x	13.8x	10.0x
Celebrate Express Inc.	BDAY	$9.0	$72.9	17.7x	NA	NA
RedEnvelope Inc.	REDE	$5.1	$49.1	12.0x	NA	NA
Affinity Media / Hotels at Home (2)	AFMI	$5.7	$43.7	11.9x	9.8x	NA

	2006	2007E	2008E
High	27.1x	19.4x	13.9x
Average	17.3x	15.2x	11.1x
Median	16.1x	15.6x	10.5x
Low	9.9x	10.5x	9.8x

* Stock price reflective of the close on: (7/20/2007)

** I/B/E/S Earnings Estimates from Bloomberg a/o (7/20/2007)

*** All Outliers are excluded

(2) Reflects combined company financials

Source: Capital IQ and HAH internal company estimates

All financial information is based upon the financial statements of HAH as a privately held S Corp. and therefore certain adjustments may be required to reflect an estimated corporate tax rate of 39% and other adjustments in order to comply with SEC financial reporting obligations and standards. Prior to filing of the definitive proxy statement by Affinity, the financial statements of HAH shall be re-audited by a PCAOB auditing firm and prepared in accordance with SEC regulations. Accordingly, such information and data may be adjusted and presented differently in Affinity's proxy statement to solicit stockholder approval of the acquisition.

(1) The above is a list of public companies in the catalogue publishing / direct marketing industry, and does not intend to represent a complete list of potential industry peers.

Industry Overview

Industry Overview

- HAH benefits from macro trends in the lodging and hospitality industry
  - U.S. Hotel Industry had its most profitable year ever in 2006 – with over $133.4 Billion in revenue and $26.6 Billion in profit [(1)]
  - U.S. Lodging industry spent record $5 billion in capital enhancements in 2006[(2)]
    - Design upgrades
    - Technology
    - Branded furniture
    - Branded equipment
    - Amenities & products







(1) Smith Travel Research
(2) Pricewaterhouse Coopers

Financial Highlights

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Revenue, Income & EBITDA Growth

Hotels at Home - Revenues
(in millions of USD)



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$16.2
$20.8
$25.2
2005
2006
2007E

Hotels at Home – Adjusted EBITDA(1)
(in millions of USD)



$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.1
$3.3
$4.0
2005
2006
2007E

Hotels at Home – Net Income
(in millions of USD)



$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.0
$1.7
$2.2
2005
2006
2007E

- **Significant business is locked into pre-existing relationships**

All financial information is based upon the financial statements of HAH as a privately held S Corp. and therefore certain adjustments may be required to reflect an estimated corporate tax rate of 39% and other adjustments in order to comply with SEC financial reporting obligations and standards. Prior to filing of the definitive proxy statement by Affinity, the financial statements of HAH shall be re-audited by a PCAOB auditing firm and prepared in accordance with SEC regulations. Accordingly, such information and data may be adjusted and presented differently in Affinity's proxy statement to solicit stockholder approval of the acquisition.

(1) Adjusted EBITDA – adjusted for extraordinary income and expenses that will not be continuing after deal closes, $279K in 2005, $257K in 2006 and 2007E of $115K

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Financial Highlights

HOTELS AT HOME - INCOME STATEMENT (in $USD MM)					
	Yearly Changes			Mid-Year Changes	
	2005	2006	2007E	Jun 30-2006	Jun 30-2007
Revenues	**$16.2**	**$20.8**	**$25.2**	**$8.9**	**$11.4**
(YOY) Growth		28.3%	21.2%		28.0%
Gross Profits	**$3.6**	**$4.9**	**$5.7**	**$2.1**	**$3.0**
(YOY) Growth		36.3%	16.3%		43.2%
Margins	22.4%	23.8%	22.8%		
Adjusted EBITDA (1)	**$2.1**	**$3.3**	**$4.0**	**$1.1**	**$1.6**
(YOY) Growth		57.9%	21.5%		38.3%
Margins	12.9%	15.8%	15.9%		
Net Income	**$1.0**	**$1.7**	**$2.2**	**$0.6**	**$0.9**
(YOY) Growth		71.5%	24.6%		45.7%
Margins	6.2%	8.3%	8.6%		

- HAH has a record of strong steady performance
  - Revenue growth (2005-2006) – of 28.3%
  - Adjusted EBITDA(2) growth (2005-2006) – of 57.9%
  - Net Income growth (2005-2006) – of 71.5%

All financial information is based upon the financial statements of HAH as a privately held S Corp. and therefore certain adjustments may be required to reflect an estimated corporate tax rate of 39% and other adjustments in order to comply with SEC financial reporting obligations and standards. Prior to filing of the definitive proxy statement by Affinity, the financial statements of HAH shall be re-audited by a PCAOB auditing firm and prepared in accordance with SEC regulations. Accordingly, such information and data may be adjusted and presented differently in Affinity's proxy statement to solicit stockholder approval of the acquisition.

(1) & (2) Adjusted EBITDA – adjusted for extraordinary income and expenses that will not be continuing after deal closes, $279K in 2005, $257K in 2006 and 2007E of $115K

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Financial Highlights


High Gross Margins
~24%+
Low Marketing and G&A Expenses
~12%
High Adjusted (1) EBITDA Margins
~16%
No additional working capital
Minimal Capital Expenditure
Minimal Capital Requirements
Significant Free Cash Flow
Enhances Shareholder Value

(1) Adjusted EBITDA – adjusted for extraordinary income and expenses that will not be continuing after deal closes, $279K in 2005, $257K in 2006 and 2007E of $115K

Growth Opportunity



400K Rooms
That have HAH catalogues in them
630K Rooms
That have launched HAH programs
1.4MM Rooms
Owned by current HAH partners
3.8MM Rooms
Owned by 10 Largest Hotel Brands
5.5MM Rooms
Owned by all Hotel Brand Chains
8.9MM Rooms
Owned by Hotels all around the world
(2)
NO MAJOR COMPETITION
Hotels At Home Current Penetration
(1)

- Strong growth potential for HAH
  - Have only begun to penetrate their total market

(1) Internal HAH company estimates
(2) Smith Travel Research

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Transaction Highlights

- Industry pioneer and dominant publisher of in-room retail catalogues and branded websites for luxury hotels and resorts worldwide

- Partnerships with leading hotel chains including:
  - Westin, Hilton, Waldorf Astoria and Fairmont
  - Catalogues distributed by hotels in over 400,000 rooms
  - Manages entire retail program with "five star concierge service"

- Successful and dynamic growth strategy
  - Continued expansion with hotel partners in U.S. and overseas
  - New expansion to gaming properties, cruise lines and guest reward programs
  - Platform for growth via acquisitions

- Strong financial performance
  - Revenues grew from $16.2M in 2005 to $20.8M in 2006 – and 2007E of $25.2M
  - Adjusted EBITDA (1) grew from $2.1M in 2005 to $3.3M in 2006 – and 2007E of $4.0M

- Attractive post merger valuation for investors
  - 2006 EV/EBITDA discount – 30.3% vs. peer group
  - 2007E EV/EBITDA discount – 34.8% vs. peer group

- Highly experienced management team
  - Over 100 yrs of combined publishing, sales, marketing & e-commerce experience

(1) Adjusted EBITDA – adjusted for extraordinary income and expenses that will not be continuing after deal closes, $279K in 2005, $257K in 2006 and 2007E of $115K

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Thank You